Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
February 29, 2000



        Expected B Maturity                         11/15/01


        Blended Coupon                               6.1710%



        Excess Protection Level
          3 Month Average   5.31%
          February, 2000   6.08%
          January, 2000   5.37%
          December, 1999   4.47%


        Cash Yield                                  18.80%


        Investor Charge Offs                         4.75%


        Base Rate                                    7.97%


        Over 30 Day Delinquency                      5.01%


        Seller's Interest                            9.54%


        Total Payment Rate                          14.30%


        Total Principal Balance                     $ 48,263,301,515.80


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,604,500,997.31